ICA

THE INVESTMENT COMPANY OF AMERICA

1995 ANNUAL REPORT
For the year ended December 31

ICA'S CHANGING PORTFOLIO THROUGH THE DECADES

[The American Funds Group(R)]

ICA(SM)
The Investment Company of America(R) seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income.

1995 RESULTS AT A GLANCE

Year ended December 31, 1995 (with dividends and capital gain distribution reinvested)

                                                       Standard &
                                                       Poor's 500
                               ICA                     Composite Index
Income Results                 2.86%                   3.03%
Capital Results                27.77%                  34.50%
Total Return                   30.63%                  37.53%

DIVIDENDS AND CAPITAL GAIN DISTRIBUTION PAID IN 1995

                                 Per Share            Payment Date
Income Dividends                 $0.12                March 6
                                 $0.12                June 5
                                 $0.12                Sept. 5
                                 $0.12 + $0.02        Dec. 18
                                 $0.50
Capital Gain Distribution        $0.91                Dec. 18


Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 2.19%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.


FELLOW SHAREHOLDERS

Few forecasters expected it a year ago, but 1995 proved to be the fourth-strongest year for the U.S. stock market since ICA began operations in 1933. Last year was also the best annual total return in a decade for ICA and for stocks in general as moderate economic growth eased inflation fears, leading to sharply declining interest rates.

ICA's total return for the year was the tenth best in its history - a solid 30.63% with dividends and the 91-cent capital gain distribution reinvested. It was the fund's 18th consecutive year of positive returns, twelve of which were in double digits. Our income dividends totaling 50 cents a share represented an income return of 2.86%.

The broad market as measured by the unmanaged Standard & Poor's 500 Composite Index with dividends reinvested rose 37.53%. It was powered by technology stocks, some categories of which were up as much as 80%. While ICA had some technology holdings, many of those companies pay very low dividends or none at all and are more appropriate for funds which do not have income as part of their stated objective.

It has been well over five years since U.S. stocks have suffered as much as a 10% correction, the longest such period in this century and far beyond the 21 months that has been the average between setbacks over the past 60 years. This has led to varying levels of concern about the outlook for stock prices among the individual counselors who manage portions of the ICA portfolio, with some being more cautious than others. (You will find a brief discussion of the "multiple portfolio counselor system" employed by ICA on page 15.)

A LONG-TERM, VALUE-ORIENTED APPROACH TO INVESTING

This is ICA's 62nd annual report, its 27th since being numbered among the dozen largest equity mutual funds. From the beginning, its approach to investing has focused on extensive research to uncover companies whose stocks represent value which will grow over time. While the fund tends to maintain individual holdings over a period of years, the portfolio represents a dynamic selection process.

In the special feature that follows this letter, we invite you to examine the significant and often dramatic changes which have taken place in ICA's major investments over six decades, as well as the fund's overall record in each of those periods. You will also see that the fund's total return over ten-year periods has been among the best of the twelve equity mutual funds which were the largest at the beginning of each period going back to 1977-86.

One way to look at the benefit of our portfolio management approach is to compare its results with a more passive form of investing, an index fund which seeks to give investors a return close to that of the S&P 500 Index. ICA's return has exceeded the return on the oldest and largest of the major index funds in 11 of the 19 years that fund has existed.* Moreover, ICA's only negative total return was -2.57% in 1977. The index fund's return was -7.84% that year and has been down twice since. Comparing longer term results, as the table on this page shows, ICA has produced better returns than the index fund in all but the most recent ten-year period.

INVESTMENT ACTIVITY DURING 1995

The breadth of the rise in the U.S. equities market is reflected in the results for ICA's ten largest holdings at year-end. All nine held throughout 1995 showed gains for the year, ranging from 72% for Merck and 70% for Federal National Mortgage (Fannie Mae) to 8% for Time Warner and 7% for Caterpillar.

Banking, which has been our largest industry holding throughout 1995, is a good example of ICA's approach to investing. A number of our holdings were purchased at a time bank stocks were still somewhat in disfavor with investors because of loan losses and excessive operating costs. Since then, the loan picture has brightened and bank mergers and consolidations have contributed to rising bank earnings. The three banks in which we had the biggest investment at the beginning and at the end of the year - Banc One, BankAmerica and First Interstate - have been in the portfolio continuously since 1991-92. First Interstate, which is close to being merged into Wells Fargo, saw its stock more than double in value during 1995 while BankAmerica was up 64% and Banc One 49%.

We opened this letter by pointing out that by historical standards, last year's returns were highly unusual. Actually, returns have been remarkably high over the last two decades both for ICA and the broad market. Measuring those results over the 19 years the major index fund shown in the table has existed, ICA's total annual compound return has averaged 14.88% compared with 13.71% for the index fund. This is more than 1.6 percentage points above ICA's 62-year average.

It would be unwise to expect such results to continue uninterrupted. Whatever the environment, however, we will continue to focus our effort on uncovering investment opportunities with unusual long-term value relative to current prices. We appreciate that so many of you share our belief in this approach.

Sincerely,

Jon B. Lovelace, Jr.
Chairman of the Board

William C. Newton
President

February 15, 1996


ICA vs. Index Fund* (Rolling 10-year periods)
Average Annual Return/+/

Period                    ICA                 Index Fund

1977-86                   16.32%              13.27%
1978-87                   17.24               14.73
1979-88                   17.10               15.79
1980-89                   18.07               17.05
1981-90                   15.90               13.47
1982-91                   18.56               17.13
1983-92                   15.94               15.74
1984-93                   15.08               14.61
1985-94                   14.36               14.05
1986-95                   14.12               14.58


/+/After expenses.

*This index fund's objective does not include long-term growth of income as does ICA's. Its annual expense ratio for its most recent fiscal year was 0.19% as compared to 0.60% for ICA, and while the index fund does not have a sales charge as does ICA, it charges a $10 per year maintenance fee. (However, this $10 fee is waived for accounts of $10,000 or more.) Accordingly, an investor would have paid $123 in aggregate expenses over 10 years on a hypothetical $1,000 investment in the index fund, assuming a 5% annual rate of return. An investor would have paid only $128 on the same investment in ICA, including the effect of the maximum sales charge, and also would have received the benefits of active portfolio management.

FOLLOWING THE COURSE OF AN INVESTMENT IN ICA (1934-1995)

This chart illustrates a hypothetical $10,000 investment in The Investment Company of America over the past 62 years, from January 1, 1934 through December 31, 1995, showing the high, low and closing values for each year. The table below the chart shows the fund's total return for each of those years.

As you look through the table, you will see that the fund's total return can fluctuate greatly from year to year. In some years it was well into double digits. In other years the fund had a negative return. During the entire period, a $10,000 investment in the fund, with all dividends reinvested, would have grown to $20,578,696 compared with $9,133,917 in the S&P 500 Index. Over the same period, $10,000 in a savings account would have grown to $139,402 with all interest compounded.*

You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have been reinvesting all of your dividends and want to know how your investment has done since the end of 1985. At that time, the table shows the value of the investment illustrated here was $5,491,890. Since then, it has almost quadrupled to $20,578,696. Thus, in the same period, the value of your 1985 investment - regardless of size - has also almost quadrupled.

*Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board, which reflect all kinds of savings deposits, including longer term certificates. Unlike investments in the fund, such deposits are insured and, if held to maturity, offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth. Maximum allowable interest rates were imposed by law until 1983.

$20,578,696/1/ /2/   ICA with dividends reinvested

$9,133,917           S&P 500 with dividends reinvested

$2,779,658/1/ /3/    ICA with dividends taken in cash

$10,000/1/           original investment

Year ended December 31           1934            1935           1936             1937             1938

YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             -               -              $398             1,006            181
Value at Year-End/1/             $11,822         21,643         31,560           19,424           24,776
Dividends in Cash                -               -              $398             976              170
Value at Year-End/1/             $11,822         21,643         31,042           18,339           23,174
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    0.0%            0.0            1.8              3.2              0.9
Capital Results                  18.2%           83.1           44.0             (41.7)           26.7
ICA TOTAL RETURN                 18.2%           83.1           45.8             (38.5)           27.6
Fund Expenses/4/                 0.94%           1.13           1.19             1.53             1.89

Year ended December 31           1939            1940           1941             1942             1943
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             536             891            1,262            1,186            1,101
Value at Year-End/1/             24,986          24,384         22,590           26,376           35,019
Dividends in Cash                498             806            1,089            969              861
Value at Year-End/1/             22,860          21,460         18,816           20,893           26,861
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.2             3.6            5.2              5.3              4.2
Capital Results                  (1.4)           (6.0)          (12.6)           11.5             28.6
ICA TOTAL RETURN                 0.8             (2.4)          (7.4)            16.8             32.8
Fund Expenses/4/                 2.02            1.88           1.95             2.13             1.72

Year ended December 31           1944            1945           1946             1947             1948
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             1,242           1,191          1,775            2,409            2,685
Value at Year-End/1/             43,193          59,091         57,692           58,217           58,430
Dividends in Cash                942             878            1,277            1,672            1,785
Value at Year-End/1/             32,130          42,948         40,686           39,332           37,714
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    3.5             2.8            3.0              4.2              4.6
Capital Results                  19.8            34.0           (5.4)            (3.3)            (4.2)
ICA TOTAL RETURN                 23.3            36.8           (2.4)            0.9              0.4
Fund Expenses/4/                 1.45            1.06           0.98             1.10             1.08

----

Year ended December 31           1949            1950           1951             1952             1953
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             2,661           3,152          3,391            3,535            3,927
Value at Year-End/1/             63,941          76,618         90,274           101,293          101,747
Dividends in Cash                1,689           1,911          1,970            1,974            2,113
Value at Year-End/1/             39,436          45,185         51,159           55,305           53,362
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.6             4.9            4.4              3.9              3.9
Capital Results                  4.8             14.9           13.4             8.3              (3.5)
ICA TOTAL RETURN                 9.4             19.8           17.8             12.2             0.4
Fund Expenses/4/                 0.96            1.01           0.93             0.81             0.85

Year ended December 31           1954            1955           1956             1957             1958
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             4,104           5,124          5,608            6,228            6,546
Value at Year-End/1/             158,859         199,215        220,648          194,432          281,479
Dividends in Cash                2,127           2,579          2,748            2,969            3,028
Value at Year-End/1/             80,780          98,530         106,303          90,911           128,040
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.0             3.2            2.8              2.8              3.4
Capital Results                  52.1            22.2           8.0              (14.7)           41.4
ICA TOTAL RETURN                 56.1            25.4           10.8             (11.9)           44.8
Fund Expenses/4/                 0.88            0.86           0.80             0.76             0.68

Year ended December 31           1959            1960           1961             1962             1963
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             7,013           8,139          8,383            9,122            9,620
Value at Year-End/1/             321,419         335,998        413,552          358,800          440,900
Dividends in Cash                3,161           3,582          3,603            3,831            3,936
Value at Year-End/1/             142,882         145,597        175,370          148,178          177,833
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.5             2.5            2.5              2.2              2.7
Capital Results                  11.7            2.0            20.6             (15.4)           20.2
ICA TOTAL RETURN                 14.2            4.5            23.1             (13.2)           22.9
Fund Expenses/4/                 0.64            0.62           0.59             0.61             0.59

-----

Year ended December 31           1964            1965           1966             1967             1968
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             10,708          12,112         15,516           18,359           22,628
Value at Year-End/1/             512,591         650,689        657,093          846,941          990,640
Dividends in Cash                4,285           4,742          5,946            6,869            8,270
Value at Year-End/1/             202,346         251,553        248,034          312,473          356,572
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.4             2.4            2.4              2.8              2.7
Capital Results                  13.9            24.5           (1.4)            26.1             14.3
ICA TOTAL RETURN                 16.3            26.9           1.0              28.9             17.0
Fund Expenses/4/                 0.58            0.57           0.52             0.50             0.49

Year ended December 31           1969            1970           1971             1972             1973
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             25,318          27,305         28,565           29,917           33,353
Value at Year-End/1/             884,824         908,018        1,062,651        1,231,087        1,024,067
Dividends in Cash                9,024           9,438          9,569            9,750            10,569
Value at Year-End/1/             309,611         307,421        349,727          394,701          317,911
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.6             3.1            3.1              2.8              2.7
Capital Results                  (13.3)          (0.5)          13.9             13.1             (19.5)
ICA TOTAL RETURN                 (10.7)          2.6            17.0             15.9             (16.8)
Fund Expenses/4/                 0.48            0.55           0.51             0.49             0.47

Year ended December 31           1974            1975           1976             1977             1978
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             52,187          49,800         46,441           49,838           55,969
Value at Year-End/1/             840,310         1,137,660      1,474,369        1,436,402        1,647,483
Dividends in Cash                15,908          14,318         12,804           13,279           14,386
Value at Year-End/1/             245,526         317,655        398,099          374,307          414,421
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    5.1             5.9            4.1              3.4              3.9
Capital Results                  (23.0)          29.5           25.5             (6.0)            10.8
ICA TOTAL RETURN                 (17.9)          35.4           29.6             (2.6)            14.7
Fund Expenses/4/                 0.49            0.48           0.46             0.49             0.49


-----

Year ended December 31           1979            1980           1981             1982             1983

YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             69,960          91,302         115,901          146,105          147,156
Value at Year-End/1/             1,963,310       2,380,187      2,401,091        3,211,997        3,859,712
Dividends in Cash                17,347          21,746         26,420           31,589           30,264
Value at Year-End/1/             475,669         552,242        530,864          670,590          774,518
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.2             4.7            4.9              6.1              4.6
Capital Results                  15.0            16.5           (4.0)            27.7             15.6
ICA TOTAL RETURN                 19.2            21.2           0.9              33.8             20.2
Fund Expenses/4/                 0.47            0.46           0.45             0.46             0.44

Year ended December 31           1984            1985           1986             1987             1988
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             160,449         174,890        203,830          267,489          318,747
Value at Year-End/1/             4,117,187       5,491,890      6,685,657        7,049,178        7,989,285
Dividends in Cash                31,680          33,152         37,328           47,452           54,382
Value at Year-End/1/             791,971         1,017,904      1,200,518        1,220,928        1,327,375
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.2             4.2            3.7              4.0              4.5
Capital Results                  2.5             29.2           18.0             1.4              8.8
ICA TOTAL RETURN                 6.7             33.4           21.7             5.4              13.3
Fund Expenses/4/                 0.47            0.43           0.41             0.42             0.48

Year ended December 31           1989            1990           1991             1992             1993
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             370,835         406,318        320,422          357,779          374,395
Value at Year-End/1/             10,338,589      10,409,027     13,171,892       14,092,236       15,729,365
Dividends in Cash                60,741          64,056         48,721           52,965           54,005
Value at Year-End/1/             1,652,751       1,598,821      1,969,876        2,052,162        2,234,153
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    4.6             3.9            3.1              2.7              2.7
Capital Results                  24.8            (3.2)          23.4             4.3              8.9
ICA TOTAL RETURN                 29.4            0.7            26.5             7.0              11.6
Fund Expenses/4/                 0.52            0.55           0.59             0.58             0.59

Year ended December 31           1994            1995
YEAR-BY-YEAR SUMMARY OF RESULTS
Dividends Reinvested             407,211         450,124
Value at Year-End/1/             15,753,834      20,578,696
Dividends in Cash                57,286          61,704
Value at Year-End/1/             2,180,610       2,779,658
ANNUAL PERCENTAGE RETURNS ASSUMING DIVIDENDS REINVESTED
Income Return                    2.6             2.9
Capital Results                  (2.4)           27.7
ICA TOTAL RETURN                 0.2             30.6
Fund Expenses/4/                 0.60            0.60


Average annual compound return for 62 years 3.36% 9.73% 13.09%

Past results are not predictive of future results. The S&P 500 Index is unmanaged and does not reflect sales charges, commissions or expenses.

/1/These figures, unlike those shown earlier in this report, reflect payment of the maximum sale charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes dividends of $4,963,345 and capital gain distributions of $6,542,011 reinvested in the years 1936-1995.

/3/Includes reinvested capital gain distributions of $1,230,159, but does not reflect income dividends of $933,537 taken in cash.

/4/Fund expense percentages are provided as additional information. They should not be subtracted from any other figure on the table because the income return figures already reflect their effect.

[Side Bar] AVERAGE ANNUAL COMPOUND RETURNS*
For periods ended December 31, 1995

Ten Years     +13.45%
Five Years    +13.25%
One Year      +23.10%

*Based on the maximum sales charge of 5.75%

Sales charges are lower for accounts of $50,000 or more. [End Side Bar]


ICA'S CHANGING PORTFOLIO THROUGH THE DECADES

We speak often in these reports about the value of maintaining a long-term perspective in making investment decisions. By now, we may be "preaching to the choir." Yet even investing with a view to holding securities for extended periods requires more than casting seeds and forgetting them. Rather, it is a dynamic process that over ICA's 62 years has encompassed extensive and often quite dramatic changes in your fund's portfolio.

In the next few pages, we will look back at those changes at ten-year intervals. You will be able to see how they have helped ICA maintain an edge over the broad equities market for so many years. We believe our review of the past says a good deal about the importance today of painstaking research to find values, as well as active portfolio management with close attention to the evolving world around us. It will also reflect ICA's long-term approach, which includes a degree of skepticism when equity markets are at historically high valuations.

The table below provides a decade-by-decade look at the fund. It shows that ICA produced a double-digit average annual compound return more consistently than the broad market. The fund's return exceeded 5% even in its lowest period. The two decades in which ICA lagged the S&P 500 Index were ones in which the stock market had extended periods of advance without prolonged corrections.


TEN-YEAR RETURNS FOR ICA AND S&P 500
(with all dividends and capital gain distributions reinvested)

                   Total           Average Annual             ICA Relative
                   Return          Compound Returns           to S&P 500

                                                              Percentage
Period             ICA             ICA          S&P           Point Spread
1936-1945          173.02%         10.57%       8.43%         2.14
1946-1955          237.13%         12.92%       16.67%        -3.75
1956-1965          226.63%         12.57%       11.05%        1.52
1966-1975          74.84%          5.75%        3.27%         2.48
1976-1985          382.74%         17.05%       14.31%        2.74
1986-1995          274.71%         14.12%       14.84%        -0.72

ICA's history dates from 1933, when its new investment manager, Capital Research and Management Company (CRMC), reconstructed it out of a closed-end investment company badly damaged in the stock market collapse that began in 1929 and hit bottom in 1932.

By the end of 1935, ICA had a portfolio of 72 stocks, dominated by automotive, tire and auto parts producers. Of the $7,283,656 total value of the fund, 17.8% was invested in those companies, led by 3,000 shares of Chrysler valued at $276,375. If the size of the holding seems small by today's standards, bear in mind that a 1935 Chrysler cost about $800, barely one-thirtieth of today's sticker price. Chrysler, by the way, remained profitable in all but one of the tough years 1929-35, and paid an annual dividend of at least $1.00 a share throughout the period.

Several other stocks that are still household names were among the largest holdings, including Minneapolis Honeywell, General Motors and Deere. While Chrysler, GM and Deere are in the December 31, 1995 portfolio, none have been there continuously. Some of these stocks have been in and out of the portfolio more than once. Of course, over the years many names have disappeared through mergers and other changes in corporate status. All of such changes are part of the dynamic process of finding value and managing long-term investments amid changing times.

As we move to the first of our six decades, you will begin to see these changes unfold.


1935

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1935
Auto Parts & Accessories      10.8%
Machinery                      7.0
Public Utilities               6.6
Autos & Trucks                 6.2
Building & Construction        4.4

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1935
Chrysler                        $276,375
American Surety                  271,406
Briggs Manufacturing             264,600
General American Investors       212,500
Minneapolis Honeywell Regulator  196,000
Commonwealth   & Southern        182,000
Deere                            180,200
General Motors                   176,313
Electric Bond & Share            170,500
Anaconda Copper Mining           161,563


1945

S&P 500    8.43%
ICA       10.57%

1936-1945 Compound annual returns
1936-1945

FROM PAN TO FIRE: DEPRESSION ENDS IN WAR

The decade 1936-1945 was one of sharp peaks and deep valleys for the general market. After a spectacular rise in 1936 and early 1937, stocks plummeted 54% by March 1938, rebounded some, then were generally weak through Pearl Harbor and into 1942, the first year of our entry into World War II. The S&P 500 Index recorded its second-lowest total return of the six decades - a compound annual average of 8.43%.

ICA did better, exceeding the S&P 500 Index average by a solid 2.14 percentage points per year. Automotive - including tires and parts - still accounted for nearly 15% of the portfolio. Oil emerged as a major holding at 7%. Paramount Pictures became the largest individual holding at $277,500. The portfolio extended across much of American business, with 27 industries represented.

Only two of the ten largest holdings in 1935, Chrysler and Deere, remained on that list - or in the portfolio at all - in 1945. Conversely, only two others on the 1945 ten largest list, Goodrich and Ohio Oil (which became Marathon Oil and later part of USX), were in the portfolio ten years earlier. The fund held fewer shares of Chrysler and Deere by 1945.

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1945
Oil                7.1%
Tires & Rubber     6.5
Chemicals          5.6
Auto Parts         5.5
Drugs & Cosmetics  5.1

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1945
Paramount Pictures                         $277,500
B.F. Goodrich                               215,250
Chrysler                                    196,688
American Home Products                      169,950
Ohio Oil                                    153,125
Consolidated Mining & Smelting of Canada    143,500
Sharp & Dohme                               143,250
Standard Oil (New Jersey)                   133,500
Canada Dry                                  133,300
Deere                                       132,750


1955

1946-1955
THE POST-WAR BOOM

Of the six periods we are examining, the 1946-55 decade showed the greatest return for the broad market, with a largely uninterrupted advance in the last six-and-a-half years. ICA itself had a total return averaging nearly 13%, yet it wasn't adequately prepared for so strong a market rise and lagged the S&P 500 by 3.75 percentage points per year.

Of the ten largest holdings at the beginning of the period, only Standard Oil of New Jersey (now Exxon) was there at the end. Seven, including Chrysler and Deere, had disappeared entirely from the portfolio. Conversely, seven of the top ten in 1955 weren't even in the portfolio in 1945.

In contrast to the beginning of the period, when automotive-related businesses were a major segment of the portfolio, by 1955 the biggest holdings encompassed many of the raw materials needed to keep pace with growing demands for goods -consumer, industrial and defense. One aluminum and three steel companies together accounted for nearly 7.5% of the value of the portfolio, with smaller holdings in Metals & Mining and Steel & Iron raising that total to more than 12%.

At the end of the period, ICA's assets had reached almost $76.5 million, with many holdings valued at more than a million dollars.

S&P 500    16.67%
ICA        12.92%

1946-1955 Compound annual returns

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1955
Oil                10.9%
Utilities           7.2
Machinery           7.1
Building            6.7
Steel & Iron        6.3

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1955
Reynolds Metals               $1,526,250
Standard Oil (New Jersey)      1,526,250
Bethlehem Steel                1,472,625
U.S. Steel                     1,392,000
Royal Dutch Petroleum          1,366,000
Standard Oil (California)      1,365,000
Armco Steel                    1,305,000
North American Aviation        1,237,250
Clark Equipment                1,166,750
International Paper            1,137,500


1965

S&P 500    11.05%
ICA        12.57%
1956-1965 Compound annual returns

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1965
Transportation (air and rail)      13.3%
Chemicals                           8.0
Non-ferrous Metals                  6.7
Electrical & Electronic             5.4
Utilities                           4.5

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1965
Northwest Airlines                    $16,974,125
Burlington Industries                  11,147,500
Delta Air Lines                        10,010,000
MCA                                     9,296,875
American Airlines                       8,985,375
Pabst Brewing                           8,718,500
Kennecott Copper                        8,706,375
Atlantic Refining                       8,581,875
The Pennsylvania Railroad               8,368,750
Philips' Incandescent Lamp Works        7,717,500

1956-1965
PROSPERITY AND THE COLD WAR

The late 1950s and early 1960s were troubled times for the nation in its role as international leader. International competition was becoming increasingly difficult for some old-line industries such as steel.

For the broad market, it was a strong decade, with the S&P 500 recording an average annual return of 11.05%. ICA did 1.52 percentage points per year better at 12.57%.

ICA's scope became global during this period. In 1962 the Capital organization established an office in Geneva and was pioneering investment research on a worldwide rather than just a U.S. basis.

Even with all the change evident in the previous two decades, change was even more dramatic in this one. Autos and oil faded from a dominant place in the portfolio, to be replaced by other transportation companies, principally airlines, as rising incomes and cheaper air travel turned America into a nation of tourists and business travelers.

All ten of the largest holdings in 1965 were different from the 1955 list and nine weren't in the 1955 portfolio at all.
Fund growth was accelerating: The number of shareholder accounts had risen to nearly 78,000 by the mid-1960s and total assets had grown to $505 million. The portfolio listed 128 equity holdings.


1975

1966-1975
WAR, ANTI-WAR AND AN OIL SHOCK

As the period opened, the U.S. was deeply involved in Vietnam. By the time the period ended, the country had suffered through student protests, lines at the gas pump, encroaching inflation and a round of wage and price controls, not to mention Watergate. With all that difficulty came a very bad stock market, taking a number of hot stocks and mutual funds that invested in them down sharply in 1969-70 and even more in 1973-74. It was by far the market's worst of the six 10-year periods. ICA's average annual return also was the lowest (+5.75%), but it was the fund's second best of the six periods we are examining relative to stocks in general, a positive margin of nearly 2.5 percentage points per year.

Once again, only one of the largest holdings of ten years earlier (MCA) remained in 1975. In fact, only IBM and MCA were even in the portfolio in 1965
- IBM, a minor $3 million holding, expanded to more than $34 million by 1975. IBM was part of a major influx of computer-electronic companies, with a new category, Technology & Communications, accounting for more than 13% of the portfolio.

With the energy crisis at hand, the fund expanded its oil company holdings. Interestingly, by 1980, crude oil prices had risen 141% from 1975, oil stocks generally were up 182% and five of ICA's ten largest holdings were oil companies. Yet fastforward five more years and none of those companies were in the largest-holdings list; in fact only one was in the portfolio at all.

By 1969, ICA had assets of $1 billion. It had taken its place among the nation's twelve largest equity funds, a position it alone would retain continuously since. (See tables on pages 14 and 15.)

S&P 500     3.27%
ICA         5.75%

1966-1975 Compound annual returns

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1975
Oil                   11.5%
Data Processing        6.6
Metals                 5.6
Insurance              5.1
Paper                  4.4

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1975
Philip Morris                 $53,000,000
Connecticut General Insurance  40,901,500
Texaco                         37,400,000
RCA                            35,285,625
IBM                            34,422,375
Federal National Mortgage      33,000,000
Sperry Rand                    31,400,000
AT&T                           30,525,000
Standard Oil (California)      29,375,000MCA
26,752,500


1985

S&P 500    14.31%
ICA        17.05%

1976-1985 Compound annual returns

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1985
Data Processing & Reproduction   9.0%
Chemicals                        7.1
Banking                          6.7
Telecommunications               5.9
Utilities                        5.4

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1985
IBM                   $155,000,000
Philip Morris          109,585,000
Deutsche Bank          101,316,730
Digital Equipment       87,750,000
Pacific Telesis         67,700,000
Sears, Roebuck          65,910,000
Hoechst                 63,670,392
Upjohn                  63,293,751
Boeing                  58,911,875
Time                    55,912,500

1976-1985
INFLATION AND RECOVERY

This was a period of major contrasts, starting with severe inflation in the economy and with interest rates rising well into the teens. But it was also a period of remarkable recovery, with inflation and interest rates peaking and beginning a long period of decline.Despite two major market declines - 19% between September 1976 and March 1978 as well as 27% between November 1980 and August 1982 - the market scored even better over the ten-year period than in the much ballyhooed post-1985 period. ICA saw by far its best decade, with a compound average annual return of just over 17%, and exceeded the S&P 500 by its widest margin, 2.74 percentage points per year.Technology and communications, which included data processing, electronics and telecommunications, added up to fully a fifth of the portfolio. Health and personal care made up 5%. Autos, represented by Ford and GM, were back in the portfolio.Portfolio value had grown to $3 billion by 1985, the number of shareholder accounts to more than 136,000.


1995

1986-1995
A STRONG MARKET WITH TWO SHARP SETBACKS

Stock prices, recovering fairly quickly from the steep 34% drop in October 1987 and a brief slide of almost 20% between July and October 1990, continued to soar. ICA's traditional caution in the face of record high market valuations, however, led to its maintaining a less-than-fully invested position. Nonetheless, it trailed the extraordinary S&P 500 Index results by less than three-quarters of a percentage point, producing an average annual compound return of 14.12%.

By the end of 1995, ICA had assets of $25.7 billion, encompassing more than 190 equity holdings in 31 industries.

Change continued unabated. Banking became the largest industry, reflecting the investment manager's belief that banks became an excellent value after going through a long period of difficulty with bad loans and excessive operating expenses. Health care stocks also became a key part of the portfolio. Chrysler re-emerged as a holding, joining Ford, GM, Daimler-Benz and Toyota. Of the ten largest holdings, only one was the same as a decade earlier (two if you count Time, which later became Time Warner) and the list covers ten industries, from heavy industry (Caterpillar) to retailing (Wal-Mart). Note that Philip Morris, Federal National Mortgage (Fannie Mae) and AT&T were in the top ten in 1975. Royal Dutch Petroleum had been there in 1955.

S&P 500       14.84%
ICA           14.12%

1986-1995 Compound annual returns

LARGEST INDUSTRY HOLDINGS AT DECEMBER 31, 1995
Banking                 8.8%
Energy Sources          6.8
Health & Personal Care  6.8
Telecommunications      5.4
Beverages & Tobacco     5.2

LARGEST INDIVIDUAL HOLDINGS AT DECEMBER 31, 1995
Philip Morris              $832,600,000
Federal National Mortgage   714,960,000
Royal Dutch Petroleum       515,811,875
Wal-Mart Stores             407,941,000
Caterpillar                 384,225,000
DuPont                      366,843,750
Merck                       350,776,250
Time Warner                 343,942,875
Banc One                    331,161,875
AT&T                        316,951,250

Ranking ICA's ten-year total return among the twelve largest equity mutual funds at the beginning of each period

                                          Annual                 Ranked
                     Total                Compound               by Total
 Period              Return*              Return*                Return+
1970-79              122.18%              8.31%                  2
1971-80              162.41               10.13                  2
1972-81              126.21               8.51                   3
1973-82              160.88               10.06                  2
1974-83              277.35               14.20                  2
1975-84              390.54               17.24                  2
1976-85              383.67               17.07                  2
1977-86              352.62               16.30                  1
1978-87              389.07               17.20                  1
1979-88              383.40               17.07                  4
1980-89              424.02               18.01                  2
1981-90              335.29               15.85                  1
1982-91              446.00               18.50                  1
1983-92              337.22               15.90                  3
1984-93              305.58               15.03                  3
1985-94              280.81               14.31                  2
1986-95/#/           272.65               14.06                  3

*Ten-year total and average annual compound returns with dividends and capital gain distributions reinvested as calculated by Lipper Analytical Services.

+Ranked according to total return of the twelve funds that were the largest stock and/or balanced funds as of the beginning of each ten-year period.

#Among this group ICA ranked 10th for five years and 7th for one year.

Sources: CDA/Wiesenberger and Lipper Analytical Services.

SIX DECADES OF GROWTH AND CHANGE

As you have seen, ICA's portfolio has been anything but static over the 60 years we have examined. Yet it has been changing consistently with a long-term approach to investing and concern for true values. The average turnover rate for equity holdings over the past three years has been in the 18% to 21% range each year, substantially below most in the fund industry.

Familiar names have come and gone and come again in the portfolio. Chrysler, the largest holding in 1935, wasn't in the portfolio in 1955, reappeared in 1965, was gone again at the end of the next two periods, only to reappear again in the current portfolio. The importance of various industries in the portfolio has also changed extensively.

Through it all, the fund has displayed remarkable resiliency. ICA became one of the dozen largest equity funds in 1969, ranking eleventh that year, and is the only one of that 1969 list to remain in that group every year since. As the tables on these pages show, ICA ranks as the second-largest equity mutual fund and has ranked among the top five in terms of ten-year return in every one of the 17 periods.

As we've said, ICA's success attests to the value of active investment management, committed to painstaking research and a long-term approach. It also speaks to the effectiveness of the unique portfolio management method employed by ICA's manager, CRMC.

Called the "multiple portfolio counselor system," this method involves allocating the fund's assets among a number of portfolio counselors. Each counselor manages and diversifies his or her portion separately, with CRMC's investment committee ensuring that all purchases and sales are consistent with the fund's objectives. This approach enables counselors to act on their strongest individual convictions. At the same time, it provides for continuity of management and portfolio diversity. As a means of having the fund benefit from the direct participation of CRMC's research analysts, another segment of the fund is managed by a group of these analysts.

Summing up the six decades of change, ICA produced a compound total return averaging 12.11% per year, an edge of more than three-quarters of a percentage point over the S&P 500 Index. Translated into dollars, that edge on a holding of $10,000 on December 31, 1935 produced $3,230,680 in additional value by the end of 1995.


ICA'S RECENT GROWTH

                                          Asset Rank          Number of
Year Ended           Net Assets           Among the           Shareholder
December 31          (in millions)        12 Largest          Accounts
1969                 $  1,065.1           11                  119,575
1970                 1,168.1              7                   130,108
1975                 1,234.1              6                   131,928

1980                 1,670.1              3                   114,140

1985                 3,073.0              3                   136,797

1990                 5,922.8              3                   331,277
1995                 25,678.3             2                   1,664,460

THE INVESTMENT COMPANY OF AMERICA

INVESTMENT PORTFOLIO, December 31,1995

EQUITY-TYPE SECURITIES                                                         Market           Percent

------------------------------------------                   Number of         Value            of Net

ENERGY                                                       Shares            (millions)       Assets

------------------------------------------                   ---------         ---------        ------

Energy Sources-6.78%

Amoco Corp.                                                  3,050,000         $219.219         .85

Atlantic Richfield Co.                                       375,000           41.531           .16

British Petroleum Co. PLC (American Depositary

 Receipts)                                                   500,000           51.063           .20

Chevron Corp.                                                1,850,000         97.125           .38

Mobil Corp.                                                  400,000           44.800           .17

Murphy Oil Corp.                                             2,075,000         86.113           .34

Phillips Petroleum Co.                                       6,000,000         204.750          .80

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                3,655,000         515.811          2.01

Societe Nationale Elf Aquitaine (American

 Depositary Receipts)                                        514,741           18.917           .07

Texaco Inc.                                                  1,050,000         82.425           .32

TOTAL, Class B                                               1,329,458         89.570

TOTAL, Class B (American Depositary Receipts)                1,350,000         45.900           .53

Unocal Corp.                                                 4,400,000         128.150

Unocal Corp., $3.50 convertible preferred                    415,000           22.721           .59

USX-Marathon Group                                           4,700,000         91.650           .36



Utilities: Electric & Gas-0.98%

American Electric Power Company, Inc.                        600,000           24.300           .09

Entergy Corp.                                                3,400,000         99.450           .39

Houston Industries Inc.                                      1,500,000         36.375           .14

Long Island Lighting Co.                                     5,240,000         85.805           .33

Pacific Gas and Electric Co.                                 239,100           6.784            .03

                                                                               ---------        ---------

                                                                               1,992.459        7.76

                                                                               ---------        ---------

------------------------------------------

MATERIALS

------------------------------------------

Chemicals-1.93%

E.I. du Pont de Nemours and Co.                              5,250,000         366.844          1.43

Eastman Chemical Co.                                         400,000           25.050           .10

Great Lakes Chemical Corp.                                   250,000           18.000           .07

Imperial Chemical Industries PLC

 (American Depositary Receipts)                              100,000           4.675            .02

Monsanto Co.                                                 658,800           80.703           .31



Forest Products & Paper-1.31%

Georgia-Pacific Corp.                                        1,650,000         113.231          .44

International Paper Co.                                      800,000           30.300           .12

Louisiana-Pacific Corp.                                      2,500,000         60.625           .24

Weyerhaeuser Co.                                             3,050,000         131.913          .51



Metals: Nonferrous-1.54%

Alcan Aluminium Ltd.                                         1,000,000         31.125           .12

Aluminum Co. of America                                      3,233,500         170.971          .67

Freeport-McMoRan Copper & Gold Inc., Class B                 1,200,000         33.750           .13

Inco Ltd.                                                    2,046,000         68.030           .26

Phelps Dodge Corp.                                           600,000           37.350           .15

Western Mining Corp. Holdings Ltd.                           8,305,894         53.262           .21



Metals: Steel-0.56%

Bethlehem Steel Corp./1/                                     4,100,000         57.400           .22

USX-U.S. Steel Group                                         2,900,000         89.175           .34



                                                                               ---------        ------

                                                                               1,372.404        5.34

                                                                               ---------        ------

------------------------------------------

CAPITAL EQUIPMENT

------------------------------------------

Aerospace & Military Technology-2.43%

Boeing Co.                                                   1,950,000         152.831          .60

General Motors Corp., Class H                                3,354,200         164.775          .64

Litton Industries, Inc./1/                                   650,000           28.925           .11

Northrop Grumman Corp.                                       1,000,000         64.000           .25

Raytheon Co.                                                 1,900,000         89.775           .35

Sundstrand Corp.                                             875,000           61.578           .24

United Technologies Corp.                                    660,000           62.618           .24



Data Processing & Reproduction-2.78%

Apple Computer, Inc.                                         600,000           19.125           .07

Cisco Systems, Inc./1/                                       600,000           44.775           .17

Hewlett-Packard Co.                                          1,896,000         158.790          .62

International Business Machines Corp.                        2,175,000         199.556          .78

Oracle Corp./1/                                              2,250,000         95.344           .37

Tandem Computers Inc./1/                                     1,225,000         13.016           .05

Unisys Corp., $3.75 convertible preferred,

 Series A                                                    350,000           9.406            .04

Xerox Corp.                                                  1,270,000         173.990          .68



Electrical & Electronic-0.38%

General Electric Co.                                         1,345,500         96.876           .38



Electronic Components-1.13%

Intel Corp.                                                  2,000,000         113.500          .44

Motorola, Inc.                                               500,000           28.500           .11

Texas Instruments Inc.                                       2,870,000         148.522          .58



Energy Equipment-1.09%

Schlumberger Ltd.                                            3,450,000         238.913          .93

Western Atlas Inc./1/                                        800,000           40.400           .16



Industrial Components-0.51%

Dana Corp.                                                   1,421,500         41.579           .16

Goodyear Tire & Rubber Co.                                   830,000           37.661           .15

Rockwell International Corp.                                 1,000,000         52.875           .20



Machinery & Engineering-3.54%

Caterpillar Inc.                                             6,540,000         384.225          1.50

Cummins Engine Co., Inc.                                     1,041,800         38.547           .15

Deere & Co.                                                  8,250,000         290.812          1.13

Ingersoll-Rand Co.                                           700,000           24.587           .10

Mannesmann AG                                                420,000           133.529          .52

Parker Hannifin Corp.                                        1,100,000         37.675           .14



                                                                               ---------        ------

                                                                               3,046.705        11.86

                                                                               ---------        ------



------------------------------------------

CONSUMER GOODS

------------------------------------------

Automobiles-2.13%

Chrysler Corp.                                               1,000,000         55.375           .22

Daimler-Benz AG                                              110,000           55.287           .22

Ford Motor Co., Class A                                      8,243,316         239.056          .93

General Motors Corp.                                         3,025,000         159.947          .62

Toyota Motor Corp.                                           1,760,000         37.284           .14



Beverages & Tobacco-5.22%

Anheuser-Busch Companies, Inc.                               1,031,500         68.981           .27

PepsiCo, Inc.                                                2,450,000         136.894          .53

Philip Morris Companies Inc.                                 9,200,000         832.600          3.24

RJR Nabisco Holdings Corp.                                   4,600,000         142.025          .55

Seagram Co. Ltd.                                             4,600,000         159.275          .63



Food & Household Products-1.80%

Archer Daniels Midland Co.                                   2,900,000         52.200           .20

ConAgra, Inc.                                                1,900,000         78.375           .31

CPC International Inc.                                       980,000           67.252           .26

General Mills, Inc.                                          500,000           28.875           .11

H.J. Heinz Co.                                               750,000           24.844           .10

Nestle SA                                                    140,000           154.667          .60

Procter & Gamble Co.                                         550,000           45.650           .18

Ralston Purina Co.                                           152,800           9.531            .04





Health & Personal Care-6.75%

Abbott Laboratories                                          1,750,000         73.063           .28

American Home Products Corp.                                 1,350,000         130.950          .51

Avon Products, Inc.                                          950,000           71.606           .28

Bristol-Myers Squibb Co.                                     1,655,000         142.123          .55

Johnson & Johnson                                            1,140,000         97.613           .38

Kimberly-Clark Corp.                                         604,100           49.989           .19

Eli Lilly and Co.                                            2,900,000         163.125          .64

Merck & Co., Inc.                                            5,335,000         350.776          1.37

Pharmacia & Upjohn Inc.                                      2,247,500         87.091           .34

Pfizer Inc.                                                  4,600,000         289.800          1.13

Schering-Plough Corp.                                        1,846,000         101.068          .39

Warner-Lambert Co.                                           1,800,000         174.825          .69



Recreation & Other Consumer Products-0.47%

Duracell International Inc.                                  1,800,000         93.150           .36

Eastman Kodak Co.                                            400,000           26.800           .11





Textiles & Apparel-0.05%

VF Corp.                                                     300,000           15.825           .05

                                                                               ---------        ------

                                                                               4,215.922        16.42

                                                                               ---------        ------



------------------------------------------

SERVICES

------------------------------------------

Broadcasting & Publishing-4.99%

Capital Cities/ABC, Inc.                                     1,615,000         199.251          .78

Gannett Co., Inc.                                            480,200           29.472           .11

New York Times Co., Class A                                  2,250,000         66.656           .26

Tele-Communications, Inc., Series A,

 Liberty Media Group/1/                                      3,060,225         82.243           .32

Tele-Communications, Inc., Series A,

 TCI Group/1/                                                12,240,900        243.288          .95

Time Warner Inc.                                             9,081,000         343.943          1.34

Times Mirror Co., Series A                                   700,000           23.713

Times Mirror Co., $1.374 preferred equity

 redemption cumulative stock, Series B                       50,863            1.303            .10

Tribune Co.                                                  350,000           21.394           .08

U S WEST Media Group/1/                                      2,600,000         49.400           .19

Viacom Inc., Class B1                                        4,690,000         222.189          .86



Business & Public Services-3.59%

Browning-Ferris Industries, Inc.                             500,000           14.750           .06

Columbia/HCA Healthcare Corp.                                1,000,000         50.750           .20

Dun & Bradstreet Corp.                                       1,350,000         87.413           .34

Federal Express Corp./1/                                     1,250,000         92.344           .36

Interpublic Group of Companies, Inc.                         2,950,000         127.956          .50

Pitney Bowes Inc.                                            2,020,000         94.940           .37

United HealthCare Corp.                                      3,000,000         196.500          .77

WMX Technologies, Inc.                                       8,550,000         255.431          .99



Leisure & Tourism-1.46%

Darden Restaurants, Inc.                                     1,000,000         11.875           .05

Walt Disney Co.                                              4,304,600         253.971          .99

McDonald's Corp.                                             2,400,000         108.300          .42



Merchandising-2.48%

Gap, Inc.                                                    1,954,200         82.076           .32

May Department Stores Co.                                    600,000           25.350           .10

Melville Corp.                                               200,000           6.150            .02

J.C. Penney Co., Inc.                                        500,000           23.812           .09

Tandy Corp.                                                  416,532           17.286           .07

Toys 'R' Us, Inc./1/                                         3,450,000         75.038           .29

Wal-Mart Stores, Inc.                                        18,232,000        407.941          1.59



Telecommunications-5.44%

AirTouch Communications1                                     3,650,000         103.112          .40

Ameritech Corp.                                              1,900,000         112.100          .44

AT&T Corp.                                                   4,895,000         316.951          1.23

GTE Corp.                                                    1,250,000         55.000           .21

MCI Communications Corp.                                     9,325,000         243.616          .95

Pacific Telesis Group                                        3,900,000         131.137          .51

SBC Communications Inc.                                      300,000           17.250           .07

Sprint Corp.                                                 425,000           16.947           .07

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts)                              3,057,400         97.455           .38

U S WEST Communications Group                                2,700,000         96.525           .38

Vodafone Group PLC (American Depositary Receipts)            5,848,000         206.142          .80





Transportation: Airlines-0.40%

AMR Corp./1/                                                 900,000           66.825           .26

Delta Air Lines, Inc.                                        395,000           29.181           .11

Delta Air Lines, Inc., $3.50 convertible

 preferred, Class C                                          100,000           5.937            .03



Transportation: Rail & Road-1.44%

Burlington Northern Santa Fe Corp.                           250,000           19.500           .08

Conrail, Inc.                                                950,000           66.500           .26

CSX Corp.                                                    2,500,000         114.063          .44

Norfolk Southern Corp.                                       300,000           23.812           .09

Union Pacific Corp.                                          2,225,000         146.850          .57



                                                                               ---------        ------

                                                                               5,083.638        19.80

                                                                               ---------        ------

------------------------------------------

FINANCE

------------------------------------------

Banking-8.80%

H.F. Ahmanson & Co.                                          2,500,000         66.250           .26

Banc One Corp.                                               8,772,500         331.162          1.29

BankAmerica Corp.                                            3,850,000         249.288          .97

Bankers Trust New York Corp.                                 1,050,000         69.825           .27

Chase Manhattan Corp.                                        1,250,000         75.781           .30

Chemical Banking Corp.                                       2,500,000         146.875          .57

Citicorp                                                     1,100,000         73.975           .29

Citicorp, $5.375 convertible preferred,

 Series 13                                                   300,000           54.675           .21

Comerica Inc.                                                1,800,000         72.225           .28

Deutsche Bank AG                                             497,650           23.547           .09

First Chicago NBD Corp.                                      2,353,000         92.943           .36

First Fidelity Bancorporation                                1,350,000         101.756          .40

First Interstate Bancorp                                     1,375,000         187.687          .73

First Union Corp.                                            2,150,000         119.594          .47

Fleet Financial Group, Inc.                                  970,000           39.528           .15

Great Western Financial Corp.                                2,500,000         63.750           .25

J.P. Morgan & Co. Inc.                                       2,000,000         160.500          .63

National City Corp.                                          1,000,000         33.125           .13

NationsBank Corp.                                            1,200,000         83.550           .33

PNC Bank Corp.                                               3,642,000         117.455          .46

SunTrust Banks, Inc.                                         600,000           41.100           .16

U.S. Bancorp                                                 400,000           13.450           .05

Wachovia Corp.                                               900,000           41.175           .15



Financial Services-4.12%

American Express Co.                                         380,000           15.722           .06

Federal Home Loan Mortgage Corp.                             2,000,000         167.000          .65

Federal National Mortgage Assn.                              5,760,000         714.960          2.78

Student Loan Marketing Assn.                                 2,450,000         161.394          .63



Insurance-3.03%

Aetna Life and Casualty Co.                                  400,000           27.700           .11

Allstate Corp.                                               3,091,110         127.122          .50

American General Corp.                                       910,000           31.736           .12

American International Group, Inc.                           1,822,500         168.581          .66

CIGNA Corp.                                                  550,000           56.788           .22

General Re Corp.                                             567,800           88.009           .34

Lincoln National Corp.                                       1,050,000         56.437           .22

SAFECO Corp.                                                 2,850,000         98.325           .38

St. Paul Companies, Inc.                                     2,240,000         124.600          .48

                                                                               ---------        ------

                                                                               4,097.590        15.95

                                                                               ---------        ------



------------------------------------------

OTHER

------------------------------------------

Multi-Industry-2.46%

AlliedSignal Inc.                                            300,000           14.250           .06

Canadian Pacific Ltd.                                        1,500,000         27.188           .11

Hanson PLC                                                   3,525,477         10.539

Hanson PLC (American Depositary Receipts)                    9,000,000         137.250          .57

Minnesota Mining and Manufacturing Co.                       3,570,000         236.512          .92

Tenneco Inc.                                                 2,925,000         145.153          .57

Textron Inc.                                                 891,700           60.190           .23



Gold Mines -0.56%

Barrick Gold Corp.                                           2,000,000         52.750           .21

Newmont Mining Corp.                                         2,000,000         90.500           .35





Miscellaneous-1.77%

Equity-type securities in initial period of

 acquisition                                                                   453.054          1.77

                                                                               ---------        ------

                                                                               1,227.386        4.79

                                                                               ---------        ------



Total Equity-Type Securities (cost: $13,558.170

 million)                                                                      21,036.104       81.92

                                                                               ---------        ------







                                                             Principal

------------------------------------------                   Amount

BONDS & NOTES                                                (millions)

------------------------------------------                   ---------





U.S. Treasuries-6.44%

8.00% January 1997                                           $175.000          179.785          .70

6.875% April 1997                                            170.000           173.505          .68

6.375% June 1997                                             230.000           233.809          .91

5.75% October 1997                                           300.000           302.907          1.18

8.875% November 1997                                         25.000            26.609           .10

4.75% August 1998                                            300.000           296.484          1.15

5.125% November 1998                                         300.000           299.016          1.16

8.875% November 1998                                         25.000            27.371           .11

11.625% November 2004                                        30.000            42.459           .17

7.125% February 2023                                         62.000            70.893           .28

                                                                               ---------        ------

Total Bonds & Notes (cost: $1,633.233 million)                                 1,652.838        6.44

                                                                               ---------        ------

Total Investment Securities (cost: $15,191.403

 million)                                                                      22,688.942       88.36

                                                                               ---------        ------

------------------------------------------

SHORT-TERM SECURITIES

------------------------------------------

U.S. Treasury Short-Term Securities-3.19%

4.375%-7.50% due 1/31-11/15/96                               825.000           819.983          3.19

                                                                               ---------        ------



Corporate Short-Term Notes-6.67%

American Express Credit Corp. 5.47%-5.55%

 due 2/8-3/18/96                                             68.500            67.813           .26

Anheuser-Busch Companies, Inc. 5.55%-5.66%

 due 1/5-1/26/96                                             54.700            54.561           .21

AT&T Corp. 5.40%-5.75% due 1/8-4/4/96                        137.100           136.179          .53

BellSouth Telecommunications, Inc. 5.50%-5.70%

 due 1/11-2/13/96                                            40.000            39.833           .16

Chevron Oil Finance Co. 5.63%-5.77%

 due 1/30-2/12/96                                            125.200           124.457          .48

Coca-Cola Co. 5.52%-5.67% due 1/19-2/2/96                    81.300            80.971           .32

E.I. du Pont De Nemours and Co. 5.64%-5.73%

 due 1/3-1/26/96                                             96.600            96.299           .38

Emerson Electric Co. 5.66% due 1/25-1/30/96                  56.000            55.767           .22

Ford Motor Credit Corp. 5.62%-5.72% due 1/3-2/16/96          154.400           153.761          .60

General Electric Capital Corp. 5.50%-5.80%

 due 1/2-2/26/96                                             123.400           122.830          .48

H.J. Heinz Co. 5.70%-5.75% due 1/4-1/31/96                   89.500            89.205           .35

Hewlett-Packard Co. 5.42%-5.62% due 2/13-3/14/96             101.800           100.885          .39

Eli Lilly and Co. 5.50%-5.67% due 1/25-2/27/96               45.000            44.672           .17

Motorola, Inc. 5.57%-5.67% due 1/10-2/6/96                   114.178           113.711          .44

J.C. Penney Funding Corp. 5.65%-5.68%

 due 1/19-2/23/96                                            114.400           113.820          .44

PepsiCo, Inc. 5.52%-5.75% due 1/12-2/9/96                    103.100           102.638          .40

Procter & Gamble Co. 5.42%-5.66% due 1/9-3/8/96              112.900           112.305          .44

Xerox Corp. 5.67%-5.68% due 1/8-1/19/96                      103.700           103.485          .40



Federal Agency Discounts Notes-1.39%

Federal Farm Credit Bank 5.62% due 1/4/96                    23.300            23.285           .09

Federal Home Loan Bank 5.54%-5.62%

 due 1/22-2/28/96                                            130.455           129.677          .51

Federal Home Loan Mortgage Corp. 5.53%-5.66%

 due 1/16-2/20/96                                            116.800           116.197          .45

Federal National Mortgage Assn. 5.52%-5.67%

 due 1/9-2/14/96                                             87.250            86.872           .34



Total Short-Term Securities

 (cost: $2,892.879 million)                                                    2,889.206        11.25

Excess of cash and receivables over payables                                   100.170          .39

                                                                               ---------        ------

Total Short-Term Securities, Cash and Receivables,

 Net of Payables                                                               2,989.376        11.64

                                                                               ----------       ---------



Net Assets                                                                     $25,678.318      100.00%

                                                                               ==========       =========


/1/ Non-income-producing securities

See Notes to Financial Statements


Companies appearing in the portfolio
 since June 30, 1995
------------------------------------------

Aetna Life and Casualty
AlliedSignal
American Electric Power
Anheuser-Busch
Barrick Gold
Chase Manhattan
Federal Home Loan Mortgage
Gap
Great Lakes Chemical
Louisiana-Pacific
NationsBank
J.C. Penney
Seagram
Viacom


------------------------------------------
Companies eliminated from the portfolio
 since June 30, 1995
------------------------------------------

Baxter International
CBS
Hong Kong Telecommunications
Limited
LIN Broadcasting
Microsoft
Texas Utilities
The Investment Company of America



STATEMENT OF ASSETS AND LIABILITIES                                                 (dollars in

at December 31, 1995                                                                millions)

----------------------------------------                  -------------             -------------

Assets:

Investment securities at market

 (cost: $15,191.403)                                                                $22,688.942

Short-term securities at market

 (cost: $2,892.879)                                                                 2,889.206

Cash                                                                                .313

Receivables for-

 Sales of investments                                     $37.161

 Sales of fund's shares                                   36.879

 Dividends and accrued interest                           85.600                    159.640

                                                          -------------             -------------

                                                                                    25,738.101

Liabilities:

Payables for-

 Purchases of investments                                 24.023

 Repurchases of fund's shares                             26.103

 Management services                                      5.501

 Accrued expenses                                         4.156                     59.783

                                                          -------------             -------------

Net Assets at December 31, 1995-

 Equivalent to $21.61 per share on

 1,188,009,031 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--2,000,000,000 shares)                                               $25,678.318

                                                                                    =============





STATEMENT OF OPERATIONS                                                             (dollars in

for the year ended December 31, 1995                                                millions)

-----------------------------------------                 -------------             -------------

Investment Income:

Income:

 Dividends                                                $480.127

 Interest                                                 260.461                   $  740.588

                                                          -------------

Expenses:

 Management services fee                                  58.981

 Distribution expenses                                    46.876

 Transfer agent fee                                       19.172

 Reports to shareholders                                  1.628

 Registration statement and

  prospectus                                              .877

 Postage, stationery and supplies                         5.293

 Directors' fees                                          .410

 Auditing and legal fees                                  .124

 Custodian fee                                            .642

 Taxes (other than federal income tax)                    .293

 Other expenses                                           .197                      134.493

                                                          -------------             -------------

 Net investment income                                                              606.095

                                                                                    -------------

Realized Gain and Unrealized

  Appreciation on Investments:

 Net realized gain                                                                  1,026.204

 Net increase in unrealized

  appreciation on investments                                                       4,320.176

                                                                                    -------------

  Net realized gain and increase in

   unrealized appreciation on investments                                           5,346.380

                                                                                    -------------

Net Increase in Net Assets Resulting

 from Operations                                                                    $5,952.475

                                                                                    =============







----------------------------------------                  -------------             -------------

STATEMENT OF CHANGES IN NET ASSETS                        (dollars in

                                                          millions)

                                                          Year ended

                                                          December 31

                                                          1995                      1994

-----------------------------------------                 -------------             -------------

Operations:

Net investment income                                     $   606.095               $   542.887

Net realized gain on investments                          1,026.204                 628.471

Net increase (decrease) in unrealized

 appreciation on investments                              4,320.176                 (1,140.883)

                                                          -------------             -------------

 Net increase in net assets

 resulting from operations                                5,952.475                 30.475

                                                          -------------             -------------

Dividends and Distributions Paid

 to Shareholders:

Dividends from net investment income                      (556.505)                 (496.411)

Distributions from net realized

 gain on investments                                      (1,033.686)               (628.912)

                                                          -------------             -------------

 Total dividends and distributions                        (1,590.191)               (1,125.323)

                                                          -------------             -------------

Capital Share Transactions:

Proceeds from shares sold: 155,130,380

 and 149,158,039 shares, respectively                     3,118.719                 2,761.027

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 69,096,019 and 56,628,397

 shares, respectively                                     1,453.606                 1,014.931

Cost of shares repurchased: 127,074,306

 and 130,005,029 shares, respectively                     (2,535.884)               (2,406.547)

                                                          -------------             -------------

 Net increase in net assets resulting from

  capital share transactions                              2,036.441                 1,369.411

                                                          -------------             -------------

Total Increase in Net Assets                              6,398.725                 274.563



Net Assets:

Beginning of year                                         19,279.593                19,005.030

                                                          -------------             -------------

End of year (including undistributed

 net investment income: $277.425

 and $227.698, respectively)                              $25,678.318               $19,279.593

                                                          =============             =============


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. The Investment Company of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income, placing greater emphasis on future dividends than on current income. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

     Nonconvertible bonds and other long-term debt securities are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality and type.

     Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's Statement of Operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $642,000 includes $250,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of December 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $7,503,442,000, of which $7,769,282,000 related to appreciated securities and $265,840,000 related to depreciated securities. During the year ended December 31, 1995, the fund realized, on a tax basis, a net capital gain of $1,033,386,000 on securities transactions. The cost of portfolio securities for federal income tax purposes was $18,074,706,000 at December 31, 1995.

3. The fee of $58,981,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $1 billion of average net assets; 0.336% of such assets in excess of $1 billion but not exceeding $2 billion; 0.30% of such assets in excess of $2 billion but not exceeding $3 billion; 0.276% of such assets in excess of $3 billion but not exceeding $5 billion; 0.258% of such assets in excess of $5 billion but not exceeding $8 billion; 0.246% of such assets in excess of $8 billion but not exceeding $13 billion; 0.24% of such assets in excess of $13 billion but not exceeding $21 billion; 0.235% of such assets in excess of $21 billion but not exceeding $34 billion; and 0.231% of such assets in excess of $34 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $46,876,000. As of December 31, 1995, accrued and unpaid distribution expenses were $3,912,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $19,172,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $14,773,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors and Advisory Board members of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $138,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. Option warrants are outstanding, which may be exercised at any time for the purchase of 842,013 shares of the fund at approximately $5.242 per share. If all warrants had been exercised on December 31, 1995, the net assets of the fund would have been $25,682,731,000; the shares outstanding would have been 1,188,851,000; and the net asset value would have been equivalent to $21.60 per share. During the year ended December 31, 1995, no warrants were exercised for the purchase of fund shares.

5. As of December 31, 1995, accumulated excess distributions of net realized gain on investments were $345,000 and additional paid-in capital was $16,719,194,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $4,730,918,000 and $4,192,276,000, respectively, during the year ended December 31, 1995.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended December 31, 1995, such non-U.S. taxes were $7,046,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $59,000 for the year ended December 31, 1995.

     The fund reclassified $137,000 to undistributed net investment income from undistributed net realized gains for the year ended December 31, 1995 and $7,109,000 to undistributed net realized capital gain from paid in surplus.


PER-SHARE DATA AND RATIOS

                                         Year

                                         ended

                                         December

                                         31

                                         1995            1994            1993            1992            1991

                                         ---------       -------         -------         -------         -------

Net Asset Value, Beginning of

 Year                                    $17.67          $18.72          $17.89          $17.48          $14.52

                                         ---------       -------         -------         -------         -------

 Income from Investment

  Operations:

  Net investment income                  .52             .51             .54             .49             .51

  Net realized and unrealized

   gain (loss) on investments            4.83            (.48)           1.51            .71             3.27

                                         ---------       -------         -------         -------         -------

   Total income from

 investment operations                   5.35            .03             2.05            1.20            3.78

                                         ---------       -------         -------         -------         -------

 Less Distributions:

  Dividends from net investment

 income                                  (.50)           (.48)           (.47)           (.47)           (.44)

  Distributions from net

 realized gains                          (.91)           (.60)           (.75)           (.32)           (.38)

                                         ---------       -------         -------         -------         -------

   Total distributions                   (1.41)          (1.08)          (1.22)          (.79)           (.82)

                                         ---------       -------         -------         -------         -------

Net Asset Value, End of Year             $21.61          $17.67          $18.72          $17.89          $17.48

                                         =========       =======         =======         =======         =======



Total Return*                            30.63%          .16%            11.62%          6.99%           26.54%





Ratios/Supplemental Data:

  Net assets, end of year (in

 millions)                               $25,678         $19,280         $19,005         $15,428         $10,526

  Ratio of expenses to average

 net assets                              .60%            .60%            .59%            .58%            .59%

  Ratio of net income to average

 net assets                              2.70%           2.83%           3.03%           3.06%           3.29%

  Portfolio turnover -

 common stocks                           20.91%          17.94%          19.57%          7.23%           5.79%

  Portfolio turnover -

 investment securities                   20.37%          31.08%          17.57%          9.73%           6.21%


*This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Investment Company of America, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of The Investment Company of America, Inc. (the "Fund") at December 31, 1995, the results of its operations, the changes in its net assets and the per-share data and ratios for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Los Angeles, California
January 31, 1996


1995 Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                     Dividends and Distributions per Share

To                        Payment Date              From Net         From Net         From Net
Shareholders                                        Investment       Realized         Realized
of Record                                           Income           Short-term       Long-term
                                                                     Gains            Gains
March 3, 1995             March 6, 1995             $0.12            -                -
June 2, 1995              June 5, 1995              0.12             -                -
September 1, 1995         September 5, 1995         0.12             -                -
December 15, 1995         December 18, 1994         0.14             $0.054           $0.856


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 64% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.


SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

For information about your account or any of the fund's services, please contact your securities dealer or financial planner, or call the fund's transfer agent, toll-free, at 800/421-0180.

This report is for the information of shareholders of The Investment Company of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA  BDA/AL/2901
Lit. No. ICA-011-0296

BOARD OF DIRECTORS

CHARLES H. BLACK
Pacific Palisades, California
Private investor and consultant; former Executive Vice President and Director, KaiserSteel Corporation

JOHN F. BOOKOUT
Houston, Texas
Supervisory Director, Royal Duth Petroleum Company; former President and Chief Executive Officer, Shell Oil Company

ANN S. BOWERS
Palo Alto, California
Independent human resources consultant
Enterprise 2000

MALCOLM R. CURRIE, PH.D.
Los Angeles, California
Chairman Emeritus, Hughes Aircraft Company

JON B. LOVELACE, JR.
Los Angeles, California
Chairman of the Board of the fund
Vice Chairman of the Board and Chairman of the Executive Committee, Capital Research and Management Company

JOHN G. MCDONALD
Stanford, California
The IBJ Professor of Finance,
Graduate School of Business,
Stanford University

BAILEY MORRIS-ECK
Washington, D.C.
Editor, International Economic Insights;
Senior Fellow, Institute for International Economics; Consultant
The Independent of London

WILLIAM C. NEWTON
Los Angeles, California
President of the fund
Senior Partner, The Capital Group Partners L.P.

JAMES W. RATZLAFF
San Francisco, California
Executive Vice President of the fund
Senior Partner, The Capital Group Partners L.P.

OLIN C. ROBISON, PH.D.
Middlebury, Vermont
President of the Salzburg Seminar;
Professor and former President,
Middlebury College

ADVISORY BOARD MEMBERS

THOMAS M. CROSBY, JR.*
Minneapolis, Minnesota
Partner, Faegre & Benson (law firm)

MALCOLM FRASER
Melbourne, Australia
Former Prime Minister of Australia

ALLAN E. GOTLIEB
Toronto, Canada
Former Canadian Ambassador to the
United States

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.; former President,
American Public Radio (now Public Radio International)

ROBERT J. O'NEILL, PH.D.
Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

NORMAN R. WELDON, PH.D.
Miami, Florida
President and Director, Corvita Corporation;
Chairman of the Board, Novoste Corporation

HERBERT L. LUCAS, JR., A member of the advisory board since march 1983, completed his service December 31. The Board members wish to thank him for his helpful contributions to the fund.
*Thomas M. Crosby, Jr. was elected to the Advisory Board in 1995.

OTHER OFFICERS

WILLIAM R. GRIMSLEY
San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

R. MICHAEL SHANAHAN
Los Angeles, California
Senior Vice President of the fund
Chairman of the Board, Capital Research and Management Company

GREGG E. IRELAND
Washington, D.C.
Vice President of the fund
Vice President, Capital Research and Management Company

ANNE M. LLEWELLYN
Los Angeles, California
Vice President of the fund
Associate, Capital Research and Management Company

JAMES B. LOVELACE
Los Angeles, California
Vice President of the fund
Vice President, Capital Research and Management Company

DONALD D. O'NEAL
San Francisco, California
Vice President of the fund
Vice President, Capital Research and Management Company

PATRICIA L. VAUGHN
Los Angeles, California
Vice President of the fund
Vice President, Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Secretary of the fund
Vice President-Fund Business Management Group, Capital Research and Management Company

STEVEN N. KEARSLEY
Brea, California
Treasurer of the fund
Vice President and Treasurer, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Assistant Secretary of the fund
Vice President-Fund Business Management Group, Capital Research and Management Company

R. MARCIA GOULD
Brea, California
Assistant Treasurer of the fund
Vice President-Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Assistant Treasurer Of The Fund
Senior Vice President-Fund Business Management Group, Capital Research and Management Company

[The American Funds Group(R)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462